EXHIBIT 10.1
DEED OF AMENDMENT
Date: 31 December 2018
Between:
(1) Citibank Europe plc (“Bank”);
(2) Renaissance Reinsurance Ltd.;
(3) DaVinci Reinsurance Ltd.; (the “Original Companies”)
(4) RenaissanceRe Specialty U.S. Ltd.;
(5) Renaissance Reinsurance of Europe; and
(6) Renaissance Reinsurance U.S. Inc. (formerly Platinum Underwriters Reinsurance, Inc.) (the “Additional Companies”)
(parties (2), (3), (4), (5) and (6) together known as the “Companies”)”).
1. Background
1.1 On 17 September 2010 a Committed Facility Letter for Issuance of Payment Instruments was signed between Bank and the Companies, as amended by Letters of Amendment dated 14 July 2011, 1 October, 2013, 23 December 2014, 31 March 2015, 30 December 2015, 14 January 2016, 31 December 2016, .and 29 December 2017 (the “Committed Facility Letter”).
1.2 The Parties have agreed to certain further amendments to the Committed Facility Letter as detailed in this deed.
1.3 Terms and expressions defined in the Committed Facility Letter shall have the same meanings when used in this deed unless the context otherwise requires or the contrary is otherwise indicated.
1.4 The parties to this deed hereby agree that from the Effective Date (as defined below) the rights and obligations of the parties under the Committed Facility Letter and the terms of the Committed Facility Letter shall be amended as specifically set out below.
2. Effective Date
The following amendments shall take effect on and from 31 December 2018 (“Effective Date”).
3. Amendments
With effect from the Effective Date, the following amendments shall be made to the Committed Facility Letter:

(i)	Clause 1.1 of the Facility Letter shall be amended and restated in its entirety as follows:

“Further to recent conversations, Citibank Europe plc (the “Bank”) is pleased to provide a committed letter of credit issuance facility (the “Facility”) up until 31 December 2020 (the “Termination Date”) to the Companies subject to the terms and conditions set out in this Letter. Unless otherwise defined herein, capitalised terms used in this Letter are as defined in Clause 14.”

(ii)	A new Clause 18 (Data Protection) shall be inserted in the Committed Facility Letter as follows:
“18. Data Protection
18.1 Compliance with law. Each party will comply with applicable data protection and privacy laws in processing personal data in connection with its activities under this Committed Facility Letter. Without limiting the foregoing, the Companies warrant that: (i) any personal data that it provides to the Bank has been processed fairly and lawfully, is accurate and is relevant for the purposes for which it is provided to the Bank; (ii) if any such personal data is provided to the Bank, it shall provide notice to, and shall seek consent from (and promptly upon the Bank’s request shall provide evidence to the Bank of having provided such notices and/or obtained such consents), data subjects regarding the Bank’s processing of their personal data in each case to the extent required by applicable data protection or privacy laws; and (iii) each of the Companies acknowledges receipt of the relevant TTS EEA Privacy Statement accessible at https://www.citibank.com/tts/sa/tts-privacy-statements/index.html (or such other URL or statement as the Bank may notify to the Companies from time to time).
18.2 Mutual cooperation. Each party will promptly notify, and reasonably cooperate with and provide information to, the other party in respect of any data subject requests, communications from supervisory authorities, or material security incidents relating to the processing of personal data under this Committed Facility Letter, in each case to the extent reasonably necessary to enable the other party to meet its obligations to data subjects and/or supervisory authorities.
18.3 Definitions. The terms ‘personal data’, ‘processing’, ‘data subject’ and ‘supervisory authority’ shall have the respective meanings set forth in the General Data Protection Regulation (EU) 2016/679, as amended or superseded from time-to-time.”
4. Costs and expenses
Each party to this deed shall bear its own costs and expenses in relation to the amendments agreed pursuant to the terms of this deed.
5. Affirmation and acceptance
5.1 With effect from the Effective Date, the terms and conditions of the Committed Facility Letter shall be read and construed by reference to this deed and all references to the Committed Facility Letter shall be deemed to incorporate the relevant amendments contained within this deed and all references in the Committed Facility Letter to “this Committed Facility Letter” shall with effect from the Effective Date be references to the Committed Facility Letter as amended by this deed.
5.2 In the event of any conflict between the terms of this deed and the Committed Facility Letter, the terms of this deed shall prevail.
5.3 For the avoidance of doubt, except as amended by the terms of this deed, all of the terms and conditions of the Committed Facility Letter shall continue to apply and remain in full force and effect.
5.5 The Companies shall, at the request of Bank, do all such acts necessary or desirable to give effect to the amendments effected or to be effected pursuant to the terms of this deed.
6. Continuation of Security
The Companies confirm that, on and after the Effective Date:
(a) notwithstanding the amendments made to the Committed Facility Letter pursuant to this deed,
(i) the Amended and Restated Pledge Agreement dated 25 November 2014 between Renaissance Reinsurance Ltd., and Bank, as amended by Letter of Amendment dated 22 November 2016 and as of the date of this deed, (the “RRL Pledge Agreement”) and any security granted under it continue in full force and effect;
(ii) the Amended and Restated Pledge Agreement dated 25 November 2014 between DaVinci Reinsurance Ltd., and Bank, as amended by Letter of Amendment dated 22 November 2016 and as of the date of this deed, (the “DaVinci Pledge Agreement”) and any security granted under it continue in full force and effect;
(iii) the Amended and Restated Pledge Agreement dated 25 November 2014 between RenaissanceRe Specialty U.S. Ltd., and Bank, as amended by Letter of Amendment dated 22 November 2016 and as of the date of this deed, (the “RSUS Pledge Agreement”) and any security granted under it continue in full force and effect;

(iv) the Amended and Restated Pledge Agreement dated 25 November 2014 between Renaissance Reinsurance of Europe, and Bank, as amended by Letter of Amendment dated 22 November 2016 and as of the date of this deed, (the “ROE Pledge Agreement”) and any security granted under it continue in full force and effect;
(v) the Pledge Agreement dated 31 March 2015 between Renaissance Reinsurance U.S. Inc. (formerly Platinum Underwriters Reinsurance Inc.), and Bank, as amended by Letter of Amendment dated 22 November 2016 and as of the date of this deed, (the “RRUS Pledge Agreement”) and any security granted under it continue in full force and effect;
(vi) the RRL Pledge Agreement, ROE Pledge Agreement, DaVinci Pledge Agreement, RRUS Pledge Agreement, and together with RSUS Pledge Agreement, the “Pledge Agreements”
(vii) the Amended and Restated Pledge Agreement dated 25 November 2014 between Renaissance Reinsurance Ltd., and Bank, as amended by Letter of Amendment dated 22 November 2016 and as of the date of this deed, (the “RRL Control Agreement”) and any security granted under it continue in full force and effect;
(viii) the Amended and Restated Account Control Agreement dated 25 November 2014 between DaVinci Reinsurance Ltd., and Bank, as amended by Letter of Amendment dated 22 November 2016 and as of the date of this deed, (the “DaVinci Control Agreement”) and any security granted under it continue in full force and effect;
(ix) the Amended and Restated Account Control Agreement dated 25 November 2014 between RenaissanceRe Specialty U.S. Ltd., and Bank, as amended by Letter of Amendment dated 22 November 2016 and as of the date of this deed, (the “RSUS Control Agreement”) and any security granted under it continue in full force and effect;
(x) the Amended and Restated Account Control Agreement dated 25 November 2014 between Renaissance Reinsurance of Europe, and Bank, as amended by Letter of Amendment dated 22 November 2016 and as of the date of this deed, (the “ROE Control Agreement”) and any security granted under it continue in full force and effect;
(xii) the Account Control Agreement dated 31 March 2015 between Renaissance Reinsurance U.S. Inc. (formerly Platinum Underwriters Reinsurance Inc.), and Bank, as amended by Letter of Amendment dated 22 November 2016 and as of the date of this deed, (the “RRUS Control Agreement”) and any security granted under it continue in full force and effect; and
(xii) the RRL Control Agreement, ROE Control Agreement, DaVinci Control Agreement, RRUS Control Agreement, and together with RSUS Control Agreement, the “Control Agreements”
(b) such Pledge Agreements, Control Agreements and security extend to the Committed Facility Letter, as amended pursuant to this deed.
7. Counterparts
This deed may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This amendment shall take effect as a deed notwithstanding it is signed under hand by Bank.
8. Third party rights
No person shall have any right to enforce any provision of this deed under the Contracts (Rights of Third Parties) Act 1999.
9. Governing law
This deed (and any non-contractual obligation, dispute, controversy, proceedings or claim of whatever nature arising out of it or in any way relating to this deed or its formation) shall be governed by and construed in accordance with English law.

Signatories to the deed of amendment

EXECUTED AS A DEED BY RENAISSANCE REINSURANCE LTD.
acting by a director

In the presence of

EXECUTED AS A DEED BY DAVINCI REINSURANCE LTD.
acting by a director

In the presence of

EXECUTED AS A DEED BY RENAISSANCERE SPECIALITY U.S. LTD.
acting by a director

In the presence of

EXECUTED AS A DEED BY RENAISSANCE REINSURANCE OF EUROPE LTD.
acting by a director

In the presence of

EXECUTED AS A DEED BY RENAISSANCE REINSURANCE U.S. INC.
acting by a director

In the presence of

Signed /s/ James Fraser

Name James Fraser

Title Director

Signature of Witness /s/ Stephen Troake

Name of Witness Stephen Troake

Address 12 Crow Lane, Pembroke, HM 19, Bermuda

Signed /s/ Aditya K. Dutt

Name Aditya K. Dutt

Title Director

Signature of Witness /s/ Phelecia Barnett

Name of Witness Phelecia Barnett

Address 12 Crow Lane, Pembroke, HM 19, Bermuda

Signed /s/ James Fraser

Name James Fraser

Title Director

Signature of Witness /s/ Phelecia Barnett

Name of Witness Phelecia Barnett

Address 12 Crow Lane, Pembroke, HM 19, Bermuda

Signed /s/ Sean Brosnan

Name Sean Brosnan

Title Director

Signature of Witness /s/ Phelecia Barnett

Name of Witness Phelecia Barnett

Address 18th Floor, 125 Old Broad Street, London, EC2N 1AR, UK

Signed /s/ James M. Conway

Name James M. Conway

Title Director

Signature of Witness /s/ Linsey M. Routledge

Name of Witness Linsey M. Routledge

Address 140 Broadway, Suite 4200, New York, NY, 10005, USA

WE HEREBY CONFIRM OUR ACCEPTANCE ON BEHALF OF BANK:

By:    /s/ Niall Tuckey
Name: Niall Tucky
Title: Director